                       SECURITIES  AND  EXCHANGE  COMMISSION
                               WASHINGTON, D.C. 20549
                                   _____________

                                     FORM 8-K/A
                                 (AMENDMENT NO. 1)

                                   CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934


                                  AUGUST 18, 1998
                  Date of Report (Date of earliest event reported)


                      FUND AMERICAN ENTERPRISES HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                     1-8993               94-2708455
(State or other jurisdiction of      (Commission         (I.R.S. Employer)
 incorporation or organization)       File number)       Identification No.)


                 80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                      (Address of principal executive offices)

                                   (603) 643-1567
                (Registrant's telephone number, including area code)

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     This Amendment No. 1 amends and supplements the Form 8-K Current Report originally filed on August 18, 1998, relating to the Company's acquisition of all the outstanding common stock of Folksamerica Holding Company, Inc. ("Folksamerica") that it did not previously own. Folksamerica is the parent company of Folksamerica Reinsurance Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Item 7 is hereby amended by adding the following information:

(a)  Financial Statements of Businesses Acquired.

     Unaudited historical condensed consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and June 30, 1998 and for the three and six-month periods ended June 30, 1998 and 1997, filed as Exhibit 99(a) hereto.

     Audited historical consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, including the report of PricewaterhouseCoopers LLP, filed as Exhibit 99(b) hereto.

(b)  Pro Forma Financial Information.

     Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December 31, 1997, together with the notes thereto, filed as Exhibit 99(c) hereto.

(c)  Exhibits.  The following exhibits are filed herewith:


     Exhibit No.                             Description
     -----------                             -----------
        10 (a)           Stock Purchase Agreement dated as of July 1, 1998, by
                         and among Fund American Enterprises Holdings, Inc.,
                         White Mountains Holdings, Inc. and the Sellers (as
                         defined therein).*

        10 (b)           Assignment and Assumption Agreement dated as of August
                         18, 1998, by and among Folksam Omsesidig Sakforsakring,
                         Samvirke Skadeforsikring AS and Fund American
                         Enterprises Holdings, Inc.*

        23 (a)           Consent of PricewaterhouseCoopers LLP




        99 (a) Unaudited historical condensed consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and June 30, 1998 and for the three and six-month periods ended June 30, 1998 and 1997.

        99 (b) Audited historical consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended
                    December 31, 1997, including the report of PricewaterhouseCoopers LLP.

        99 (c) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December
                    31, 1997, together with the notes thereto.

*  previously filed

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated:  October 16, 1998           By:                /s/
                                       ---------------   ---------------
                                       Michael S. Paquette
                                       Senior Vice President and
                                       Controller



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                                 Exhibit Index
                                 -------------

     Exhibit No.                             Description
     -----------                             -----------
        10 (a)           Stock Purchase Agreement dated as of July 1, 1998, by
                         and among Fund American Enterprises Holdings, Inc.,
                         White Mountains Holdings, Inc. and the Sellers (as
                         defined therein).*

        10 (b)           Assignment and Assumption Agreement dated as of August
                         18, 1998, by and among Folksam Omsesidig Sakforsakring,
                         Samvirke Skadeforsikring AS and Fund American
                         Enterprises Holdings, Inc.*

        23 (a)           Consent of PricewaterhouseCoopers LLP

        99 (a) Unaudited historical condensed consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and June 30, 1998 and for the three and six-month periods ended June 30, 1998 and 1997

        99 (b) Audited historical financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended
                         December 31, 1997, including the report of PricewaterhouseCoopers LLP.

        99 (c) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December 31, 1997, together with the notes thereto.

*  previously filed